Exhibit 99.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of the Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2002 (the "Report") by CBR Brewing Company, Inc. (the "Company"), the undersigned hereby certify that:

     (1) The Report fully complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  August 16, 2002                    By:  /s/  DA-QING ZHENG
                                               -------------------------------
                                               Da-qing Zheng
                                               Chief Executive Officer



Date:  August 16, 2002                    By:  /s/  GARY C.K. LUI
                                               -------------------------------
                                               Gary C.K. Lui
                                               Chief Financial Officer


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